EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Lightstone Value Plus Real Estate Investment Trust II, Inc. (the “Company”) for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, certifies that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Lichtenstein
David Lichtenstein
Chairman, President, and Chief Executive Officer
(Principal Executive Officer)
March 31, 2010